UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 1, 2005

                              COMMUNITY BANKS, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
                                  ------------
         (State or other jurisdiction of incorporation or organization)

                                   23-2251762
                                   ----------
                      (I.R.S. Employer Identification No.)

                                   No. 0-15786
                                  ------------
                            (Commission file number)


              750 East Park Drive, Harrisburg, Pennsylvania  17111
             ------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


                                 (717) 920-1698
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communciations pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 1, 2005, Community Banks, Inc. issued a press release announcing the cunsummation of the merger between Community Banks, Inc. and PennRock Financial Services Corp. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.


Item 9.01.  Financial Statements, Proforma Financial Information and Exhibits.
        (a)  Not Applicable.
        (b)  Not Applicable.
        (c)  Exhibits:

             99.1 Press release of Community Banks, Inc. dated July 1, 2005.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Community Banks, Inc.
                                                    ---------------------
                                                        (Registrant)

Dated: July 1, 2005                           /s/  Donald F. Holt
                                                -----------------------------
                                                   Donald F. Holt
                                                   Executive Vice President and
                                                   Chief Financial Officer